Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     To the Shareholders of
            ALLTEL Corporation:

     As independent public accountants, we hereby consent to the incorporation of our reports dated January 23, 2001 included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statements, File Nos. 333-68243, 333-94267, 2-99523, 33-48476,
     33-54175, 33-56291, 33-65199, 333-88907, 333-88923 and 333-90167.

                                                /s/ Arthur Andersen LLP



     Little Rock, Arkansas
     March 1, 2001